EXHIBIT 4.1 - Specimen Ordinary Share Certificate

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}{                                                                            }{
}{                                                                            }{
}{       )-------------(                                   )-------------(    }{
}{       |    NUMBER   |       Net-Force Systems, Inc.     |    SHARES   |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{          INCORPORATED UNDER THE LAWS OF THE GOVERNMENT OF ANTIGUA          }{
}{        100,000,000 SHARES COMMON STOCK AUTHORIZED. $.001 PAR VALUE         }{
}{       50,000,000 SHARES PREFERRED STOCK AUTHORIZED. $.001 PAR VALUE        }{
}{ This                                               CUSIP ________________  }{
}{ certifies                                               SEE REVERSE FOR    }{
}{ that                                                  CERTAIN DEFINITIONS  }{
}{                                                                            }{
}{                                                                            }{
}{ is the owner of                                                            }{
}{                                                                            }{
}{                                                                            }{
}{           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF          }{
}{                                                                            }{
}{                             Net-Force Systems, Inc.                        }{
}{                                                                            }{
}{      transferable on the books of the Corporation in person or  by duly    }{
}{      authorized  attorney  upon surrender  of this certificate properly    }{
}{      endorsed.  This certificate and the shares represented  hereby are    }{
}{      subject to  the  laws of  the  Government of Antigua  and  to  the    }{
}{      Certificate of Incorporation and Bylaws of the Corporation, as now    }{
}{      or  hereinafter  amended.  This  certificate is  not valid unless     }{
}{                    countersigned by the Transfer Agent.                    }{
}{              WITNESS the facsimile seal of the Corporation and             }{
}{              the signatures of its duly authorized officers.               }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{      DATED:                                                                }{
}{                                                                            }{
}{                                                                            }{
}{                          NET FORCE SYSTEMS, INC.                           }{
}{                                                                            }{
}{                                                                            }{
}{    /s/ Terry Bowering         CORPORATE SEAL         /s/ Douglas Bolen     }{
}{                                                                            }{
}{                                                                            }{
}{        PRESIDENT                 ANTIGUA                  SECRETARY        }{
}{                                                                            }{
}{============================================================================}{
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



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM- as tenants in common       UNIF GIFT MIN ACT ........Custodian ........
                                                       (Cust.)           (Minor)
TENENT - as tenants by the entireties        Act ............................
JT TEN - as joint tenants with the right                (State)
         of survivorship and not as
         tenants in common

     Additional abbreviations may also be used though not in the above list.


For value Received, _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the  capital  stock  represented  by the  within  Certificate,  and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.


Dated
     --------------------------


X
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THE SIGNATURE TO THIS  ASSIGNMENT  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE  GUARANTOR   INSTITUTION   (Banks,   Stockbrokers,   Savings  and  Loan
Associations and Credit Unions)






SIGNATURE GUARANTEED:





                             TRANSFER FEE WILL APPLY